QUEENS ROAD SMALL CAP VALUE FUND (the “Fund”)

A Series of Bragg Capital Trust

Supplement dated June 21, 2019

To the Fund’s Prospectus dated October 1, 2018

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Effective immediately, the first paragraph within the section entitled “Principal Investment Strategies” on page 6 and the first paragraph within the section entitled “Principal Investment Strategies” on page 10 are hereby deleted in their entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is $5 billion or less. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.

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You should read this Supplement in conjunction with the Prospectus dated October 1, 2018, which provides information that you should know about the Fund before investing. The Prospectus is available upon request and without charge by calling the Fund’s toll-free at (800) 595-3088 and by visiting www.queensroadfunds.com. You should retain this Supplement for future reference.